UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number	811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Fredrick G. Lautz, Esq.: Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code:     (414) 347-7777

Date of fiscal year end:     December 31, 2010

Date of reporting period:     January 1, 2010 — December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders

A STYLE FOR ALL SEASONS

Dear Fellow Shareholder,

We are pleased to report another year of double-digit investment results. As of December 31, 2010, every Heartland Fund outpaced the broad market S&P 500 Index over all time periods (see next page).

We believe these returns are attributable to our investment discipline, which has always focused on value. Recently conducted research has shown that over the past three decades, value stocks have outperformed growth. The chart below shows a comparison between the rolling returns of the Russell 3000 Value Index against those of the Russell 3000 Growth Index on a monthly basis, going back to their inception.

Over 1, 3, 5 or 10 year holding periods, value has outperformed growth. Over longer horizons, value has beaten growth even more consistently.

As a firm dedicated to value investing for more than 25 years, we understand that our mission is to generate superior investment results. In our view, Heartland has met this goal. For the next quarter of a century and beyond, our confidence remains with companies we believe meet the following criteria:

•  Low absolute and relative valuations
•  Strong balance sheets
•  Experienced and motivated management teams
•  Improving earnings expectations
•  Priced at a discount to their intrinsic worth

Percentage of Periods the Russell 3000 Value Index
Beat the Russell 3000 Growth Index (1/31/79 – 12/31/10)

Past performance does not guarantee future results.
It is not possible to invest directly in an index. The S&P 500, Russell 3000 Value and Growth Indices provide an indication of broad market performance.

Sources: Russell.com & FactSet Research Systems, Inc.

Heartland’s investment team will seek to continue delivering equally outstanding results to you, your children and your grandchildren. In bull and bear markets, we believe this is the most intelligent way to build your net worth.

Thank you for your continued confidence.

THE HEARTLAND FAMILY OF EQUITY FUNDS
TABLE OF INVESTMENT RESULTS (UNAUDITED)

THE HEARTLAND	INVESTMENT RESULTS AS OF DECEMBER 31, 2010
FAMILY OF FUNDS	AVERAGE ANNUAL TOTAL RETURNS

Large, mid & small-cap value stocks		Inception	Since	Twenty-Five	Fifteen	Ten	Five	Three	One
▼		Date	Inception	Years	Years	Years	Years	Years	Year
Select Value Fund	HRSVX
▲	Investor Class	10-11-96	10.81%	—	—	9.43%	6.39%	3.93%	17.77%
Focused	Institutional Class	05-01-08	10.88	—	—	9.53	6.58	4.25	18.15
Core equity holding	Russell 3000 Value Index	—	7.41	—	—	3.63	1.45	-3.91	16.23
	S&P 500 Index	—	6.19	—	—	1.41	2.29	-2.86	15.06

Small-cap value stocks
that pay dividends
▼
Value Plus Fund	HRVIX
▲	Investor Class	10-26-93	11.74	—	11.92	14.12	9.68	10.07	28.50
Focused	Institutional Class	05-01-08	11.79	—	11.97	14.20	9.84	10.83	28.85
Upside opportunity with	Russell 2000 Value Index	—	9.98	—	9.80	8.42	3.52	2.19	24.50
potentially lower volatility	Russell 2000 Index	—	8.22	—	7.64	6.33	4.47	2.22	26.85

Small & micro-cap value stocks
▼
Value Fund	HRTVX
▲	Investor Class	12-28-84	13.19	12.21	10.84	10.77	5.09	1.95	21.28
Broadly diversified	Institutional Class	05-01-08	13.22	12.24	10.89	10.84	5.23	2.18	21.50
Seeks to capture historical	Russell 2000 Value Index	—	11.53	10.78	9.80	8.42	3.52	2.19	24.50
outperformance	Russell 2000 Index	—	9.91	9.10	7.64	6.33	4.47	2.22	26.85

The S&P 500 Index since inception average annual returns for the Value Plus and Value Funds, Investor Class Shares are 8.06% and 10.87%, respectively.

Index Source: FactSet Research Systems, Inc. and Standard & Poor’s.

In the prospectus dated 5/1/10, the gross expense ratios for the Investor Classes of the Heartland Select Value Fund, Value Plus Fund and Value Fund are 1.27%, 1.21% and 1.18%, respectively. The expense ratios as of the same date for the Heartland Select Value Fund, Value Plus Fund and Value Fund Institutional Class Shares are 0.94%, 1.03% and 0.94%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class Shares of the Funds, to the extent necessary to maintain the Institutional Class shares’ “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Without such waivers and/or reimbursements, the total returns of the respective Fund and/or Class may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance.

THE HEARTLAND FAMILY OF EQUITY FUNDS
GROWTH OF A HYPOTHETICAL $10,000 (UNAUDITED)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT –
INVESTOR CLASS

The graphs shown above represent a hypothetical investment of $10,000 in a Fund’s Investor Class Shares for the period from inception to 12/31/10. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The recent rise in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The Funds also offer Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

There is no assurance that dividend-paying stocks will mitigate volatility.

The opinions expressed in this Annual Report are those of the portfolio managers, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed. Portfolio Managers and Officers of Heartland Group, Inc. are registered representatives of ALPS Distributors, Inc.

HEARTLAND SELECT VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

PORTFOLIO MANAGEMENT TEAM	David C. Fondrie, CPA Ted D. Baszler, CPA, CFA Hugh F. Denison Will R. Nasgovitz
MANAGEMENT REPORT

While the first half of 2010 proved challenging for the Fund and for equity investors in general, the second half made up ground lost earlier in the year. We’re pleased to report that the Investor Class shares of the Select Value Fund returned 17.77% for the year, outperforming the benchmark, the Russell 3000 Value Index, which returned 16.23%.

As we had noted in the 2010 Semiannual Report, we had identified several companies within the Information Technology sector with attractive fundamental characteristics, including low debt levels and solid cash flows. The market’s anticipation of a significant economic slowdown following the “Flash Crash” revealed the cyclical nature of technology companies, which contributed negatively to Fund performance as investors fled the sector. However, our patience in company fundamentals was rewarded in the second half of the year, particularly in the fourth quarter, as our overweight to the sector and stock selection within the sector contributed to the Fund’s outperformance.

An example that fit the pattern above was Tyco Electronics, Ltd. (TEL), a maker of electronic connectors used in a variety of industrial applications and broadband networks. The company has a dominant position in automotive electronic connections, deriving over 30% of total sales from this market. We expect Tyco to benefit from the growing use of electrical content in autos. Tyco recently doubled its existing broadband network connectivity business with the acquisition of ADC Telecom. The combined operations represent nearly a quarter of Tyco’s anticipated overall sales. We expect that Tyco will benefit from a fourfold increase in broadband data traffic over the next four years. After the stock price suffered in May and June, the company’s valuation multiples became even more compelling to us. Our patience was rewarded as the stock experienced a strong rally in the fourth quarter.

Energy was the weakest performing sector in the benchmark in the first half of the year and the best in the second half, rallying hard on renewed optimism on global growth. For the Fund, stock selection within the Energy sector was beneficial to relative Fund performance in the first half, and detrimental in the second half. While overall stock selection was mildly negative within Energy for the year, one holding, Overseas Shipholding Group Inc. (OSG), represented the bulk of negative stock selection.

Overseas Shipholding is a shipping company engaged in the ocean transportation of crude and petroleum products. While world oil demand soared in 2010, US crude inventories had reached their highest levels in over 25 years, hurting shipping rates for very large crude carriers with major US trade routes. We expect that Overseas Shipholding will benefit from an anticipated drawdown of US inventories and a projected increase in US and OECD (Organization for Economic Cooperation and Development) crude oil demand, as well as an expected uptick in Gulf of Mexico diesel exports to Europe. As insiders have steadily bought shares throughout the year and the stock currently trades at a price to book value significantly below its historical average (less than 60% of stated book value), we believe it remains a compelling holding.

Though the general economic environment is slowly improving, we are cognizant of a host of risks that call for caution. Among these are an overall dismal housing picture, a threat of future inflation, fiscal austerity facing all levels of government and stubbornly high unemployment, to name a few. Despite these potential headwinds, recent data shows encouraging signs on corporate profits and valuations. ISI projects 2011 S&P 500 earnings to be approximately $93(1). With a year-end close of 1257, we believe the S&P 500 is reasonably valued at 13.5x forward earnings. Furthermore, with improving corporate profits and recent economic data showing positive readings, we believe 2011 will provide ample opportunity to select stocks based on strong and improving fundamentals.

(1) ISI Surveys, 12/3/10.

CFA is a registered trademark owned by the CFA Institute.

HEARTLAND SELECT VALUE FUND
(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Ten	Five	Three	One
as of December 31, 2010	Date	Inception	Years	Years	Years	Year
Investor Class (HRSVX)	10-11-96	10.81%	9.43%	6.39%	3.93%	17.77%
Institutional Class (HNSVX)	05-01-08	10.88	9.53	6.58	4.25	18.15
Russell 3000 Value Index	—	7.41	3.63	1.45	-3.91	16.23
S&P 500 Index	—	6.19	1.41	2.29	-2.86	15.06

Index Source: FactSet Research Systems, Inc. and Standard & Poors.

In the prospectus dated 5/1/10, the gross expense ratios for the Investor and Institutional Class are 1.27% and 0.94%, respectively. As of the date of this report, the gross expense ratios for the Investor and Institutional Class are 1.23% and 0.96%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers total returns would have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION*

*Percentages are based upon total equity investments.

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in small and mid-sized companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. and Standard & Poors. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	52
Net assets	$688 mil.
NAV (Investor Class)	$29.18
NAV (Institutional Class)	$29.18
Median market cap	$4,636 mil.
Weighted average market cap	$19,921 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Johnson Controls, Inc.	2.5%
Benchmark Electronics, Inc.	2.5
Gammon Gold, Inc.	2.4
Raymond James Financial, Inc.	2.3
Marathon Oil Corp.	2.3
CVS Caremark Corp.	2.3
BB&T Corp.	2.2
Patterson UTI Energy, Inc.	2.2
Overseas Shipholding Group, Inc.	2.2
ATMI, Inc.	2.2

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 12/31/10.

HEARTLAND VALUE PLUS FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

PORTFOLIO MANAGEMENT TEAM	Brad A. Evans, CFA Adam J. Peck, CFA
MANAGEMENT REPORT

The Investor Class shares of the Value Plus Fund returned 28.50% in 2010, outperforming the benchmark Russell 2000 Value Index which returned 24.50%. The Fund ranked in the top 1% of 307 small cap value funds tracked by Morningstar as of December 31, 2010, based on a three-year period. We’re pleased with the Fund’s performance, especially in light of the underperformance of dividend-paying companies versus non-dividend payers in the Russell 2000 Value Index during the year. Specifically, dividend paying companies in the Index returned 21.49% vs. a return of 28.20% for non-dividend payers in 2010.

Small capitalization stocks experienced a second year of double-digit gains, despite two periods of broad weakness during the year; from May into June, and again in August. Following the “Flash Crash” in May, growth expectations were revised downward. The cyclical nature of Information Technology companies was revealed, leading to a negative first half performance for technology stocks within the benchmark. Despite these headwinds, the Fund maintained positive stock selection within the sector. The sector rebounded strongly in the second half of the year and, again, the Fund benefited from strong performances of technology names, including Actel, which was a takeout target in early October.

Throughout the year, the Fund had a significant overweight in the Health Care sector. Health Care was a relatively tepid performer for the benchmark, leading to negative sector selection for the Fund over the course of the year. However, the Fund’s stock selection within the sector was positive, with meaningful contributions from several names. We continue to see value in the Health Care sector looking forward.

Earlier, we mentioned that dividend-payers underperformed non-dividend-payers in the Index in 2010, and the same was true in 2009. This behavior is typical in the first third of a bull market where, historically, non-dividend payers have outperformed dividend payers by an average of 13.3%. Conversely, dividend payers have historically outperformed non-dividend payers in the latter two thirds of bull markets by 2.5% and 6.3% respectively, and outperformance has continued into bear markets. If this pattern repeats itself, the Value Plus Fund, which favors dividend paying companies, will likely have a tailwind as the bull market matures.

Looking forward, there have been some recent positive developments that influence our outlook. Corporate profits have surged and balance sheets have strengthened; cash as a percentage of assets is at a 30 year high. Consumers have also improved their balance sheets. A recent ISI survey indicates improvements to the labor market(1). On the other hand, we are wary of artificially suppressed interest rates, a ballooning Fed balance sheet and rapidly increasing money supply; all which may foster inflation that could damage or distort parts of the economy. In this macro environment, we believe it has never been more important to adhere to a time-tested and proven value investment philosophy, rooted in the 10 Principles of Value InvestingTM.

(1) ISI Surveys, 12/17/10.

CFA is a registered trademark owned by the CFA Institute.

As of 12/31/2010, the Value Plus Fund was ranked in the 1st, 1st and 1st percentile among 307, 241 and 135 small value funds for the 3, 5, and 10 year time periods based on risk-adjusted returns.

©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance, rankings and ratings are no guarantee of future results. Rankings and ratings change monthly. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

HEARTLAND VALUE PLUS FUND
(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Fifteen	Ten	Five	Three	One
as of December 31, 2010	Date	Inception	Years	Years	Years	Years	Year
Investor Class (HRVIX)	10-26-93	11.74%	11.92%	14.12%	9.68%	10.07%	28.50%
Institutional Class (HNVIX)	05-01-08	11.79	11.97	14.20	9.84	10.34	28.85
Russell 2000 Value Index	—	9.98	9.80	8.42	3.52	2.19	24.50
Russell 2000 Index	—	8.22	7.64	6.33	4.47	2.22	26.85

Index Source: FactSet Research Systems, Inc.

In the prospectus dated 5/1/10, the gross expense ratios for the Investor and Institutional Class are 1.21% and 1.03%, respectively. As of the date of this report, the gross expense ratios for the Investor and Institutional Class are 1.17% and 0.86%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION*

*Percentages are based upon total equity investments.

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Plus Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market. There is no assurance dividend-paying stocks will mitigate volatility.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents and options)	60
Net assets	$1,590 mil.
NAV (Investor Class)	$29.82
NAV (Institutional Class)	$29.80
Median market cap	$935 mil.
Weighted average market cap	$1,338 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Unit Corp.	3.5%
Robbins & Myers, Inc.	3.3
Patterson-UTI Energy, Inc.	3.1
Omnicare, Inc.	3.0
Telejex, Inc.	2.7
Invacare Corp.	2.5
SM Energy Co.	2.5
Chemed Corp.	2.5
CONMED Corp.	2.3
Sensient Technologies Corp.	2.3

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 12/31/10.

HEARTLAND VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

PORTFOLIO MANAGEMENT TEAM	Bill Nasgovitz Brad A. Evans, CFA Will R. Nasgovitz
MANAGEMENT REPORT

The Investor Class shares of the Value Fund returned 21.28% in 2010. While the Fund trailed the benchmark Russell 2000 Value Index, which returned 24.50% during the year, we’re pleased to report that the Fund has continued to outperform over five, ten year and since inception periods. The Fund has also outperformed the S&P 500 Index(1) over one, three, five, ten year and since inception periods; a significant long-term accomplishment as the Fund celebrates the end of its 26th year in business.

The broad equity markets rebounded strongly in the second half of 2010. The rebound was more robust among smaller capitalization companies, especially smaller names within the Russell 2000 Value Index. While the Fund suffered during the year from weaker stock selection among its smaller capitalization holdings, there were also several bright spots among the smaller companies, including those that were named as acquisition targets.

Home Diagnostics, a maker of blood glucose monitoring systems, insulin pumps, test strips and accessories, was acquired by Nipro Corporation in February. The stock had traded near $6 per share, valuing the company at close to $120 million in months preceding the deal announcement. We believe the characteristics that made the company attractive to us, including low valuation multiples, zero debt, and a strong distribution network for diabetes test strips, also made the company attractive to potential acquirers. The $11.50 per share cash deal allowed Value Fund shareholders to benefit from a 90% post announcement acquisition premium.

The Value Fund has historically held targets that have enjoyed acquisition premiums from deal activity. The generally low debt levels and strong cash flow characteristics of these companies in the Fund tend to contribute to potential acquirers’ earnings and are, therefore, attractive targets in Mergers & Acquisitions (M&A) friendly environments. The nearby chart demonstrates the number of Fund names that have been announced as acquisition targets by year since 1996. Historically, acquisitions of Fund holdings have roughly tracked M&A activity in the broader economy.

Value Fund Takeout Announcements by Year

Source: Heartland Advisors, Inc.

As of September 30, 2010, S&P 500 companies were sitting on over $3.4 trillion of cash and short-term investments, up 21% from year-end 2008 levels. Possible uses of excess cash include dividends or buybacks, investment in core capital expenditures, or external investment via mergers or acquisitions. The current M&A environment is facilitated by easy credit markets, where the after tax cost of debt for many companies is often below earnings yields, even dividend yields, encouraging increased leverage. Data show a direct relationship between future global deal activity and changes in US CEO confidence, which has come up sharply from the lows of 2009(2). Anecdotally, 2011 has already seen a flurry of M&A activity, as year-to-date deal volume is the highest it has been since 2000.

Despite the broad market rally from early September through year-end, we believe the portfolio is well diversified, attractively valued and financially sound: 144 portfolio holdings, Price to Book Value of 1.5x, long-term debt to total capital of less than 19%. Looking into 2011 and beyond, we will continue to apply our time-tested value investing discipline to seek high quality, small companies trading at a discount to intrinsic value. Thank you for your continued trust and confidence.

(1)      The S&P 500 Index is not the Fund’s benchmark. The S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

(2)      Credit Suisse 1/3/2011

CFA is a registered trademark owned by the CFA Institute.

HEARTLAND VALUE FUND
(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty	Fifteen	Ten	Five	Three	One
as of December 31, 2010	Date	Inception	Years	Years	Years	Years	Years	Year
Investor Class (HRTVX)	12-28-84	13.19%	14.73%	10.84%	10.77%	5.09%	1.95%	21.28%
Institutional Class (HNTVX)	05-01-08	13.22	14.77	10.89	10.84	5.23	2.18	21.50
Russell 2000 Value Index	—	11.53	12.94	9.80	8.42	3.52	2.19	24.50
Russell 2000 Index	—	9.91	10.83	7.64	6.33	4.47	2.22	26.85

Index Source: FactSet Research Systems, Inc.

In the prospectus dated 5/1/10, the gross expense ratios for the Investor and Institutional Class are 1.18% and 0.94%, respectively. As of the date of this report, the gross expense ratios for the Investor and Institutional Class are 1.14% and 0.95%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION*

*Percentages are based upon total equity investments.

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Fund seeks long-term capital appreciation by investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The small and micro-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies and there is risk that the broad market generally will not recognize the intrinsic value of such securities.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	144
Net assets	$1,343 mil.
NAV (Investor Class)	$43.82
NAV (Institutional Class)	$44.12
Median market cap	$223 mil.
Weighted average market cap	$942 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Gammon Gold, Inc.	4.1%
InterDigital, Inc.	3.1
Analogic Corp.	2.9
Companhia de Saneamento Basico do Estado de Sao Paulo	2.8
Unit Corp.	2.6
Accuray, Inc.	2.1
Force Protection, Inc.	2.1
Sherritt International Corp.	1.9
Omnicare, Inc.	1.9
Encore Capital Group, Inc.	1.8

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 12/31/10.

THE HEARTLAND FAMILY OF EQUITY FUNDS
ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

MARKET CAP SEGMENTATION — % OF TOTAL INVESTMENTS
The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value InvestingTM. We believe this process — which places emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds on December 31, 2010. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Micro-Cap Holdings – $0 - $300 million	2.0%	3.8%	36.9%
Small-Cap Holdings – $300 million - $2 billion	27.1	68.9	43.4
Mid-Cap Holdings – $2 - $10 billion	34.7	23.0	13.8
Large-Cap Holdings – Greater than $10 billion	33.2	0.0	0.0
Short-Term Investments	3.0	4.3	5.9
TOTAL	100.0	100.0	100.0

SECTOR ALLOCATION — % OF TOTAL INVESTMENTS
The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2010. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Consumer Discretionary	5.7%	4.4%	5.6%
Consumer Staples	6.1	1.6	3.4
Energy	17.6	12.5	13.2
Financials	21.5	22.8	6.7
Health Care	12.3	18.5	23.2
Industrials	12.1	15.8	15.0
Information Technology	14.0	9.0	14.2
Materials	2.4	11.1	9.7
Telecommunication Services	1.6	0.0	0.0
Utilities	3.7	0.0	3.1
Short-Term Investments	3.0	4.3	5.9
TOTAL	100.0	100.0	100.0

FINANCIAL STATEMENTS

SELECT VALUE FUND — SCHEDULE OF INVESTMENTS
December 31, 2010

COMMON STOCKS (96.3%)	SHARES	VALUE
Auto Components (2.5%)
Johnson Controls, Inc.	455,500	$17,400,100
Building Products (2.2%)
Universal Forest Products, Inc.	387,402	15,069,938
Capital Markets (3.9%)
Raymond James Financial, Inc.	487,000	15,924,900
Morgan Stanley	395,000	10,747,950
		26,672,850
Commercial Banks (7.9%)
BB&T Corp.	588,300	15,466,407
PNC Financial Services Group, Inc.	231,300	14,044,536
First Interstate Bancsystem, Inc.(a)	887,600	13,527,024
BancorpSouth, Inc.	713,600	11,381,920
		54,419,887
Commercial Services & Supplies (1.1%)
Avery Dennison Corp.	173,700	7,354,458
Communications Equipment (1.6%)
Tellabs, Inc.	1,580,000	10,712,400
Construction & Engineering (4.2%)
MasTec, Inc.(b)	1,007,460	14,698,841
EMCOR Group, Inc.(b)	489,800	14,194,404
		28,893,245
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	382,900	11,249,602
Electric Utilities (3.7%)
PNM Resources, Inc.	1,046,700	13,628,034
Hawaiian Electric Industries, Inc.	528,000	12,033,120
		25,661,154
Electrical Equipment (1.7%)
ABB, Ltd. (ADR) (b)	535,000	12,010,750
Electronic Equipment & Instruments (6.7%)
Benchmark Electronics, Inc.(b)	930,700	16,901,512
Avnet, Inc.(b)	450,000	14,863,500
Tyco Electronics, Ltd.	410,000	14,514,000
		46,279,012
Energy Equipment & Services (6.5%)
Patterson UTI Energy, Inc.	716,800	15,447,040
Ensco PLC (ADR)	283,000	15,106,540
Tidewater, Inc.	263,400	14,181,456
		44,735,036
Food & Staples Retailing (4.1%)
CVS Caremark Corp.	449,700	15,636,069
Safeway, Inc.	554,200	12,463,958
		28,100,027
Food Products (2.0%)
Bunge, Ltd.	207,900	13,621,608
Health Care Equipment & Supplies (5.5%)
Baxter International, Inc.	270,000	13,667,400
Covidien, Ltd.	294,900	13,465,134
Boston Scientific Corp.(b)	1,397,900	10,582,103
		37,714,637
Health Care Providers & Services (1.0%)
Quest Diagnostics, Inc.	93,400	5,040,798
Universal American Corp.	99,000	2,024,550
		7,065,348
Household Durables (1.6%)
Mohawk Industries, Inc.(b)	189,200	10,738,992

Insurance (8.0%)
Torchmark Corp.	235,000	14,038,900
The Allstate Corp.	432,500	13,788,100
Unum Group	565,000	13,684,300
Selective Insurance Group, Inc.	735,500	13,349,325
		54,860,625
Marine (1.6%)
Kirby Corp.(b)	257,000	11,320,850
Metals & Mining (2.4%)
Gammon Gold, Inc. (CAD)(b)(c)	2,012,000	16,431,098
Oil, Gas & Consumable Fuels (10.9%)
Marathon Oil Corp.	424,600	15,722,938
Overseas Shipholding Group, Inc.	429,000	15,195,180
Devon Energy Corp.	183,200	14,383,032
Cimarex Energy Co.	147,000	13,013,910
Southern Union Co.	486,700	11,714,869
Cloud Peak Energy, Inc.(b)	223,500	5,191,905
		75,221,834
Pharmaceuticals (5.7%)
Endo Pharmaceuticals Holdings, Inc.(b)	382,500	13,659,075
Pfizer, Inc.	733,000	12,834,830
Forest Laboratories, Inc.(b)	390,100	12,475,398
		38,969,303
Real Estate Investment Trusts (REITs) (1.6%)
Inland Real Estate Corp.	1,233,300	10,853,040
Road & Rail (1.1%)
Werner Enterprises, Inc.	345,000	7,797,000
Semiconductors (4.1%)
ATMI, Inc.(b)	60,730	15,168,956
Micrel, Inc.	1,002,600	13,023,774
		28,192,730
Software (1.5%)
Microsoft Corp.	364,700	10,182,424
Specialty Retail (1.6%)
Lowe’s Cos., Inc.	439,000	11,010,120

TOTAL COMMON STOCKS (COST $557,541,375)		$662,538,068

SHORT-TERM	INTEREST	PAR
INVESTMENTS (3.0%)	RATE	AMOUNT	VALUE
Time Deposits (3.0%)
Wells Fargo (Grand Cayman)(d)	0.03%	$20,453,757	$20,453,757

TOTAL SHORT-TERM INVESTMENTS (COST $20,453,757)			$20,453,757

TOTAL INVESTMENTS - (99.3%) (COST $577,995,132)			682,991,825
OTHER ASSETS AND LIABILITIES, NET - (0.7%)			5,209,113
TOTAL NET ASSETS - (100.0%)			$688,200,938

(a)	Affiliated company. See Note 11 in Notes to Financial Statements.
(b)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(c)	Investment in a foreign company.
(d)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2010.

Common Abbreviations:
(ADR) American Depositary Receipt.
(CAD) Canadian issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE PLUS FUND — SCHEDULE OF INVESTMENTS
December 31, 2010

COMMON STOCKS (95.8%)	SHARES	VALUE
Auto Components (1.5%)
Superior Industries International, Inc.	1,150,000	$24,403,000
Building Products (1.2%)
Universal Forest Products, Inc.	495,667	19,281,446
Capital Markets (1.3%)
BGC Partners, Inc., (Class A)	2,500,000	20,775,000
Chemicals (4.9%)
Sensient Technologies Corp.	1,000,000	36,730,000
American Vanguard Corp.(a)	2,438,597	20,825,618
Olin Corp.	975,000	20,007,000
		77,562,618
Commercial Banks (12.4%)
Old National Bancorp	2,500,000	29,725,000
Umpqua Holdings Corp.	2,100,000	25,578,000
Simmons First National Corp. (Class A)(a)	875,000	24,937,500
Sterling Bancshares, Inc.	3,500,000	24,570,000
Renasant Corp.	1,150,000	19,446,500
StellarOne Corp.(a)	1,167,785	16,979,594
Glacier Bancorp, Inc.	1,050,000	15,865,500
Centerstate Banks, Inc.(a)	1,750,000	13,860,000
Associated Banc-Corp.	900,000	13,635,000
TriCo Bancshares	770,946	12,450,778
		197,047,872
Communications Equipment (1.6%)
Black Box Corp.	675,000	25,845,750
Construction Materials (1.2%)
Texas Industries, Inc.	400,000	18,312,000
Diversified Financial Services (0.9%)
Asset Acceptance Capital Corp.(a)(b)(d)	2,325,000	13,787,250
Electrical Equipment (1.3%)
Encore Wire Corp.	850,000	21,318,000
Electronic Equipment & Instruments (5.4%)
Park Electrochemical Corp.(a)	1,208,264	36,247,920
CTS Corp.	1,700,000	18,802,000
AVX Corp.	1,095,800	16,908,194
Electro Rent Corp.	846,242	13,675,271
		85,633,385
Energy Equipment & Services (6.5%)
Unit Corp.(b)	1,175,000	54,614,000
Patterson-UTI Energy, Inc.	2,300,000	49,565,000
		104,179,000
Food & Staples Retailing (1.6%)
Weis Markets, Inc.	650,000	26,214,500
Health Care Equipment & Supplies (13.1%)
Teleflex, Inc.	800,000	43,048,000
Invacare Corp.	1,325,000	39,962,000
CONMED Corp.(b)	1,400,000	37,002,000
Analogic Corp.(a)	725,000	35,894,750
STERIS Corp.	750,000	27,345,000
Hill-Rom Holdings, Inc.	625,000	24,606,250
		207,858,000
Health Care Providers & Services (5.5%)
Omnicare, Inc.	1,850,000	46,971,500
Chemed Corp.	625,000	39,693,750
		86,665,250
Insurance (4.7%)
Horace Mann Educators Corp.	1,300,000	23,452,000
State Auto Financial Corp.	1,050,000	18,291,000
Brown & Brown, Inc.	750,000	17,955,000
Arthur J. Gallagher & Co.	500,000	14,540,000
		74,238,000
Machinery (8.3%)
Robbins & Myers, Inc.	1,475,000	52,775,500
FreightCar America, Inc.(a)	824,800	23,869,712
Federal Signal Corp.	2,950,000	20,237,000
Barnes Group, Inc.	950,000	19,636,500
ESCO Technologies, Inc.	400,000	15,136,000
		131,654,712
Media (1.5%)
Meredith Corp.	700,000	24,255,000
Metals & Mining (5.0%)
Kaiser Aluminum Corp.	725,000	36,315,250
Brush Engineered Materials, Inc.(b)	725,000	28,014,000
Worthington Industries, Inc.	850,000	15,640,000
		79,969,250
Multiline Retail (1.4%)
Fred’s, Inc. (Class A)	1,575,000	21,672,000
Oil, Gas & Consumable Fuels (6.0%)
SM Energy Co.	675,000	39,777,750
Overseas Shipholding Group, Inc.	800,000	28,336,000
Frontier Oil Corp.(b)	1,500,000	27,015,000
		95,128,750
Professional Services (3.3%)
CDI Corp.(a)	1,275,000	23,702,250
Navigant Consulting, Inc.(a)(b)	2,500,000	23,000,000
Heidrick & Struggles International, Inc.	225,000	6,446,250
		53,148,500
Semiconductors (2.0%)
Micrel, Inc.	2,450,000	31,825,500
Thrifts & Mortgage Finance (3.5%)
Berkshire Hills Bancorp, Inc.(a)	1,000,000	22,100,000
Provident Financial Services, Inc.	1,150,000	17,399,500
First Niagara Financial Group, Inc.	1,200,000	16,776,000
		56,275,500
Trading Companies & Distributors (1.7%)
GATX Corp.	750,000	26,460,000

TOTAL COMMON STOCKS (COST $1,293,712,781)		$1,523,510,283

SHORT-TERM	INTEREST	PAR
INVESTMENTS (4.3%)	RATE	AMOUNT	VALUE
Time Deposits (4.3%)
Wells Fargo (Grand Cayman)(c)	0.03%	$67,908,210	$67,908,210

TOTAL SHORT-TERM INVESTMENTS (COST $67,908,210)			$67,908,210

TOTAL INVESTMENTS - (100.1%) (COST $1,361,620,991)			1,591,418,493
OTHER ASSETS AND LIABILITIES, NET - (-0.1%)			(1,529,944)
TOTAL NET ASSETS - (100.0%)			$1,589,888,549

(a)	Affiliated company. See Note 11 in Notes to Financial Statements.
(b)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2010.
(d)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND — SCHEDULE OF INVESTMENTS
December 31, 2010

COMMON STOCKS (94.4%)	SHARES	VALUE
Aerospace & Defense (1.6%)
Spirit Aerosystems Holdings, Inc. (Class A)(b)	700,000	$14,567,000
Herley Industries, Inc.(b)	400,000	6,928,000
		21,495,000
Airlines (0.5%)
JetBlue Airways Corp.(b)	1,100,000	7,271,000
Auto Components (0.1%)
Tongxin International, Ltd.(a)(b)(c)	1,000,000	1,220,000
Capital Markets (1.2%)
FirstCity Financial Corp.(a)(b)(d)	785,000	6,319,250
BGC Partners, Inc. (Class A)	750,000	6,232,500
Investment Technology Group, Inc.(b)	250,000	4,092,500
		16,644,250
Chemicals (1.9%)
American Vanguard Corp.(a)	2,000,000	17,080,000
A. Schulman, Inc.	250,000	5,722,500
Hanfeng Evergreen, Inc. (CAD)(b)(c)	400,000	2,397,667
		25,200,167
Commercial Banks (1.0%)
North Valley Bancorp(a)(b)(d)	633,333	5,288,331
Heritage Financial Corp.(b)	250,000	3,480,000
Pacific Continental Corp.	250,000	2,515,000
Hawthorn Bancshares, Inc.(a)(d)	227,100	1,953,060
		13,236,391
Commercial Services & Supplies (2.1%)
Intersections, Inc.(a)(d)	1,500,000	15,690,000
Perma-Fix Environmental Services, Inc.(a)(b)	4,000,000	6,560,000
TRC Cos., Inc.(a)(b)(d)	1,549,891	5,424,619
		27,674,619
Communications Equipment (7.6%)
InterDigital, Inc.(b)	1,000,200	41,648,328
Westell Technologies, Inc., (Class A)(a)(b)	4,800,000	15,696,000
Extreme Networks, Inc.(b)	4,000,000	12,360,000
EMS Technologies, Inc.(b)	500,000	9,890,000
Cogo Group, Inc.(b)(c)	1,000,000	8,850,000
PC-Tel, Inc.(b)	670,000	4,020,000
Lantronix, Inc.(a)(b)(d)	977,557	3,616,961
Tellabs, Inc.	500,000	3,390,000
Hemisphere GPS, Inc. (CAD)(b)(c)	2,000,000	2,112,039
		101,583,328
Computers & Peripherals (0.1%)
Concurrent Computer Corp.(b)	300,000	1,512,000
Construction & Engineering (0.9%)
Northwest Pipe Co.(a)(b)	500,000	12,015,000
Diversified Consumer Services (0.3%)
Lincoln Educational Services Corp.	250,000	3,877,500
Diversified Financial Services (2.5%)
Encore Capital Group, Inc.(a)(b)	1,000,000	23,450,000
Asset Acceptance Capital Corp.(b)(d)	1,250,000	7,412,500
Collection House, Ltd. (AUD)(c)(d)	4,620,000	3,189,596
		34,052,096
Electric Utilities (0.4%)
PNM Resources, Inc.	400,000	5,208,000

Electrical Equipment (1.2%)
FuelCell Energy, Inc.(b)	2,680,200	6,191,262
Powell Industries, Inc.(b)	184,306	6,059,981
Magnetek, Inc.(a)(b)	3,000,000	4,050,000
		16,301,243
Electronic Equipment & Instruments (1.0%)
Richardson Electronics, Ltd.(a)	911,231	10,652,290
MOCON, Inc.(d)	250,000	3,230,000
		13,882,290
Energy Equipment & Services (6.0%)
Unit Corp.(b)	750,000	34,860,000
Newpark Resources, Inc.(b)	2,867,400	17,663,184
Pioneer Drilling Co.(b)	1,000,000	8,810,000
Tetra Technologies, Inc.(b)	700,000	8,309,000
Basic Energy Services, Inc.(b)	500,000	8,240,000
Dawson Geophysical Co.(b)	100,000	3,190,000
		81,072,184
Food Products (3.1%)
Zhongpin, Inc.(b)(c)(e)	650,000	13,260,000
Inventure Foods, Inc.(a)(b)	1,900,622	8,229,693
Agria Corp. (ADR)(a)(b)(c)	4,000,000	7,640,000
Riken Vitamin Co., Ltd. (JPY)(c)(d)	196,200	5,536,325
Hanover Foods Corp. (Class A)(d)	49,250	4,531,000
Seneca Foods Corp. (Class A)(b)	85,631	2,310,324
Emerald Dairy, Inc.(b)(c)	389,000	494,030
		42,001,372
Health Care Equipment & Supplies (12.2%)
Analogic Corp.(a)	775,900	38,414,809
Accuray, Inc.(a)(b)	4,100,000	27,675,000
STERIS Corp.	550,000	20,053,000
STAAR Surgical Co.(a)(b)	2,886,523	17,607,790
CONMED Corp.(b)	500,000	13,215,000
Trinity Biotech PLC (ADR)(a)(b)(c)	1,400,000	12,320,000
Invacare Corp.	300,000	9,048,000
Fukuda Denshi Co., Ltd. (JPY)(c)	300,000	8,208,197
Nissui Pharmaceutical Co., Ltd. (JPY)(c)(d)	938,000	7,978,507
Synovis Life Technologies, Inc.(b)	300,000	4,833,000
Digirad Corp.(a)(b)	1,800,000	3,780,000
		163,133,303
Health Care Providers & Services (7.3%)
Omnicare, Inc.	1,000,000	25,390,000
The Ensign Group, Inc.	750,000	18,652,500
PDI, Inc.(a)(b)	1,096,323	11,555,245
America Service Group, Inc.(a)	700,000	10,598,000
BioScrip, Inc.(a)(b)	2,000,000	10,460,000
Animal Health International, Inc.(a)(b)(d)	2,300,000	6,601,000
LHC Group, Inc.(b)	200,000	6,000,000
Hooper Holmes, Inc.(a)(b)	6,225,000	4,388,625
SRI/Surgical Express, Inc.(a)(b)	560,000	2,660,000
American Dental Partners, Inc.(b)	114,800	1,550,948
		97,856,318
Hotels, Restaurants & Leisure (0.5%)
Denny’s Corp.(b)	2,000,000	7,160,000
Household Durables (0.2%)
Kid Brands, Inc.(b)	300,000	2,565,000
Household Products (0.3%)
Oil-Dri Corp. of America(a)	200,000	4,298,000

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND — SCHEDULE OF INVESTMENTS
December 31, 2010

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Insurance (0.7%)
State Auto Financial Corp.	300,000	$5,226,000
Meadowbrook Insurance Group, Inc.	250,000	2,562,500
Presidential Life Corp.	216,833	2,153,152
		9,941,652
IT Services (2.9%)
Computer Task Group, Inc.(a)(b)(d)	1,500,000	16,320,000
Dynamics Research Corp.(a)(b)	800,000	10,720,000
Tier Technologies, Inc. (Class B)(a)(b)	950,000	5,690,500
StarTek, Inc.(a)(b)	1,038,424	5,264,810
Analysts International Corp.(a)(b)	473,000	1,144,660
		39,139,970
Life Sciences Tools & Services (0.9%)
Cambrex Corp.(a)(b)	2,000,000	10,340,000
BioClinica, Inc.(b)	350,000	1,550,500
CNS Response, Inc.(b)(d)	1,800,000	360,000
		12,250,500
Machinery (5.3%)
Force Protection, Inc.(a)(b)(e)	5,000,000	27,550,000
Federal Signal Corp.(a)	2,500,000	17,150,000
Flanders Corp.(a)(b)(d)	2,481,663	7,792,422
MFRI, Inc.(a)(b)	576,000	5,927,040
Lydall, Inc.(b)	658,508	5,300,989
Met-Pro Corp.	366,781	4,331,684
Supreme Industries, Inc. (Class A)(a)(b)(d)	1,170,000	3,627,000
		71,679,135
Marine (0.1%)
TBS International PLC, (Class A)(a)(b)	394,290	1,135,555
Media (1.0%)
Horipro, Inc. (JPY)(c)(d)	601,900	5,206,725
SearchMedia Holdings, Ltd.(a)(b)(c)	1,600,000	4,928,000
Saga Communications, Inc., (Class A)(b)(d)	111,397	2,931,969
		13,066,694
Metals & Mining (7.9%)
Gammon Gold, Inc. (CAD)(b)(c)	6,806,400	55,584,801
U.S. Silver Corp. (CAD)(a)(b)(c)	19,740,000	13,103,088
Golden Star Resources, Ltd.(b)	1,693,500	7,773,165
Nautilus Minerals, Inc. (CAD)(b)(c)	3,400,000	7,728,050
First Majestic Silver Corp. (CAD)(b)(c)(e)	500,000	7,241,275
Crocodile Gold Corp. (CAD)(b)(c)	4,000,000	6,034,396
Energold Drilling Corp. (CAD)(b)(c)	1,000,000	4,123,504
PolyMet Mining Corp. (CAD)(b)(c)	1,178,400	2,820,670
Olympic Steel, Inc.	39,806	1,141,636
		105,550,585
Multiline Retail (1.4%)
Fred’s, Inc. (Class A)	1,000,000	13,760,000
Duckwall-ALCO Stores, Inc.(a)(b)	380,400	4,793,040
		18,553,040
Oil, Gas & Consumable Fuels (7.2%)
Sherritt International Corp. (CAD)(c)	3,000,000	25,555,667
Clayton Williams Energy, Inc.(b)	225,000	18,893,250
Bill Barrett Corp.(b)	400,000	16,452,000
Forest Oil Corp.(b)	300,000	11,391,000
Swift Energy Co.(b)	250,000	9,787,500
Comstock Resources, Inc.(b)	250,000	6,140,000
China Integrated Energy, Inc.(b)(c)	750,000	5,497,500
Scorpio Tankers, Inc.(b)	300,000	3,033,000
		96,749,917

Pharmaceuticals (3.0%)
Endo Pharmaceuticals Holdings, Inc.(b)	400,000	14,284,000
Fuji Pharmaceutical Co., Ltd. (JPY)(c)	455,300	8,874,691
Cangene Corp. (CAD)(b)(c)	2,000,000	6,094,740
Caraco Pharmaceutical Laboratories, Ltd.(b)	1,100,000	4,994,000
ASKA Pharmaceutical Co., Ltd. (JPY)(c)	500,000	3,766,576
China Pharma Holdings, Inc.(b)(c)	518,000	1,574,720
		39,588,727
Professional Services (2.5%)
Hudson Highland Group, Inc.(a)(b)	1,800,000	10,494,000
Navigant Consulting, Inc.(b)	1,000,000	9,200,000
Barrett Business Services, Inc.	400,000	6,220,000
RCM Technologies, Inc.(a)(b)	1,100,000	5,104,000
LECG Corp.(a)(b)	2,180,271	3,008,774
		34,026,774
Real Estate (0.7%)
Camargo Correa Desenvolvimento Imobiliario SA (BRL)(c)	2,000,000	9,590,361
Road & Rail (0.8%)
Marten Transport, Ltd.	300,000	6,414,000
Saia, Inc.(b)	250,000	4,147,500
		10,561,500
Semiconductors (1.7%)
Micrel, Inc.	1,250,000	16,237,500
Cohu, Inc.	219,490	3,639,144
Kopin Corp.(b)	700,000	2,912,000
		22,788,644
Software (0.9%)
ePlus, Inc.(b)	400,000	9,456,000
CDC Software Corp. (ADR)(a)(b)(c)	401,000	2,518,280
		11,974,280
Specialty Retail (1.4%)
Brown Shoe Co., Inc.	1,000,000	13,930,000
Shoe Carnival, Inc.(b)	200,000	5,400,000
		19,330,000
Textiles, Apparel & Luxury Goods (0.7%)
Lakeland Industries, Inc.(a)(b)	516,500	4,519,375
LaCrosse Footwear, Inc.	159,581	2,617,128
Hampshire Group, Ltd.(a)(b)(d)	600,000	2,250,000
		9,386,503
Thrifts & Mortgage Finance (0.5%)
HF Financial Corp.(a)(d)	350,000	3,780,000
B of I Holding, Inc.(b)	200,000	3,102,000
		6,882,000
Water Utilities (2.8%)
Companhia de Saneamento Basico do Estado de Sao Paulo (ADR)(c)	700,000	37,016,000

TOTAL COMMON STOCKS (COST $1,035,356,393)		$1,268,470,898

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND — SCHEDULE OF INVESTMENTS
December 31, 2010

WARRANTS (0.0%)(f)	SHARES	VALUE
Food Products (0.0%)(f)
S&W Seed Co. - B Warrants(b)	58,300	$7,579
Life Sciences Tools & Services (0.0%)(f)
CNS Response, Inc.(b)(g)	540,000	—
Metals & Mining (0.0%)(f)
Polymet Mining Corp. - B Warrants (CAD)(b)(c)(g)	500,000	—
TOTAL WARRANTS (COST $0)		$7,579

SHORT-TERM	INTEREST	PAR
INVESTMENTS (5.9%)	RATE	AMOUNT	VALUE
Time Deposits (5.9%)
Wells Fargo (Grand Cayman)(h)	0.03%	$79,448,435	$79,448,435

TOTAL SHORT-TERM INVESTMENTS (COST $79,448,435)			$79,448,435

TOTAL INVESTMENTS - (100.3%) (COST $1,114,804,828)			1,347,926,912
OTHER ASSETS AND LIABILITIES, NET - (-0.3%)			(4,811,565)
TOTAL NET ASSETS - (100.0%)			$1,343,115,347

(a)	Affiliated company. See Note 11 in Notes to Financial Statements.
(b)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(c)	Investment in a foreign company.
(d)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.
(e)	Security, or portion of security, is being held as collateral for written options.
(f)	Less than 0.05% of total net assets.
(g)	Valued at fair value using methods determined by the Board of Directors. At December 31, 2010, 0.00% of the Value Fund’s net assets were fair valued. See Note 3 in Notes to Financial Statements.
(h)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2010.

Common Abbreviations:
(ADR) American Depositary Receipt.
(AUD) Australian issuer.
(BRL) Brazilian issuer.
(CAD) Canadian issuer.
(JPY) Japanese issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$577,995,132	$1,361,620,991	$1,114,804,828
Investments in securities, at value	$669,464,801	$1,336,213,899	$885,522,695
Investments in affiliates, at value (See Note 11)	13,527,024	255,204,594	462,404,217
Total Investments, at value	682,991,825	1,591,418,493	1,347,926,912
Receivable for securities sold	8,153,144	—	415,819
Accrued dividends and interest	821,135	1,149,542	1,810,012
Receivable for capital shares issued	1,245,141	7,630,210	1,115,764
Prepaid expenses	45,851	52,174	40,034
Total Assets	693,257,096	1,600,250,419	1,351,308,541

LIABILITIES:
Written options, at value (proceeds $0, $0 and $805,639, respectively)(b)	—	—	1,534,514
Payable for securities purchased	2,092,248	8,322,282	4,833,469
Payable for capital shares redeemed	2,819,228	1,635,131	1,577,450
Payable for fund distributions	—	156,383	—
Accrued expenses
Fund accounting fees	12,568	27,928	24,425
Transfer agency fees	72,573	120,635	95,581
Other	59,541	99,511	127,755
Total Liabilities	5,056,158	10,361,870	8,193,194
TOTAL NET ASSETS	$688,200,938	$1,589,888,549	$1,343,115,347

NET ASSETS CONSIST OF:
Paid-in capital	$587,407,488	$1,350,947,263	$1,095,629,343
Accumulated undistributed (distributions in excess of) net investment income (loss)	13,119	1,176,517	(2,606,536)
Accumulated undistributed gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	(4,216,362)	7,967,267	17,698,790
Net unrealized appreciation on investments	104,996,693	229,797,502	232,393,750
TOTAL NET ASSETS	$688,200,938	$1,589,888,549	$1,343,115,347

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$600,235,215	$1,425,624,627	$1,293,235,411
Shares outstanding	20,569,677	47,805,487	29,515,367
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$29.18	$29.82	$43.82
INSTITUTIONAL CLASS:
Net assets	$87,965,723	$164,263,922	$49,879,936
Shares outstanding	3,015,100	5,511,484	1,130,647
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$29.18	$29.80	$44.12

(a)
Includes cost of investments in affiliates of $11,225,743 for the Select Value Fund, $269,750,526 for the Value Plus Fund and $448,688,241 for the Value Fund. See Note 11 in the Notes to Financial Statements.

(b)	See Note 4 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$10,721,633	$19,943,459	$8,856,962
Interest	4,954	7,852	34,091
Foreign taxes withheld	(20,887)	—	(325,218)
Total Investment Income	10,705,700	19,951,311	8,565,835

EXPENSES:
Management fees	4,221,890	7,808,037	9,095,478
Distribution fees - Investor Class	1,245,536	2,554,535	2,187,910
Transfer agency fees	775,703	1,492,885	1,202,812
Fund accounting fees	128,319	253,846	276,911
Custodian fees	44,768	72,493	153,732
Printing and communication fees	23,508	37,545	84,463
Postage fees	53,130	113,701	66,989
Legal fees	33,842	67,410	295,658
Registration fees	82,840	109,233	63,157
Directors’ fees	37,515	72,577	83,922
Audit fees	33,150	36,991	55,259
Insurance fees	40,845	84,997	103,152
Other expenses	27,326	53,175	64,541
Total Expenses	6,748,372	12,757,425	13,733,984
NET INVESTMENT INCOME (LOSS)	3,957,328	7,193,886	(5,168,149)

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments and foreign currency translation	44,164,370	77,339,511	38,607,233
Investments - Affiliated securities	—	(1,798,876)	(18,111,995)
Futures contracts	—	—	(939,022)
Written options	151,896	—	6,961,639
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	47,646,091	201,914,455	217,360,466
Written options	(11,607)	—	(1,126,414)
TOTAL REALIZED & UNREALIZED NET GAINS ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	91,950,750	277,455,090	242,751,907
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,908,078	$284,648,976	$237,583,758

(a)	Including $99,855, $3,564,729 and $2,357,348 received from affiliated issuers on Select Value Fund, Value Plus Fund and Value Fund, respectively. See Note 11 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		VALUE PLUS FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
FROM INVESTMENT OPERATIONS:
Net investment income	$3,957,328	$2,156,208	$7,193,886	$5,136,997
Net realized gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	44,316,266	(29,673,052)	75,540,635	(45,059,090)
Net change in unrealized appreciation on investments, futures, options and translation of assets and liabilities in foreign currency	47,634,484	141,049,992	201,914,455	205,725,308
Net increase in net assets resulting from operations	95,908,078	113,533,148	284,648,976	165,803,215

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(3,216,934)	(2,214,156)	(4,490,896)	(6,129,650)
Institutional Class	(679,772)	(381,845)	(887,034)	(734,414)
Net realized gains on investments
Investor Class	—	—	(7,541,928)	—
Institutional Class	—	—	(868,540)	—
Total distributions to shareholders	(3,896,706)	(2,596,001)	(13,788,398)	(6,864,064)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	269,500,206	126,358,073	798,087,609	370,913,523
Dividends reinvested	3,152,330	2,180,135	11,819,667	6,005,091
Value of shares redeemed(a)	(143,678,390)	(100,541,071)	(402,624,794)	(423,117,060)
Total Investor Class	128,974,146	27,997,137	407,282,482	(46,198,446)
Institutional Class
Proceeds from shares issued	39,214,117	23,445,933	126,942,895	42,798,594
Dividends reinvested	560,505	328,349	1,549,570	669,750
Value of shares redeemed(a)	(9,855,599)	(8,415,059)	(47,274,597)	(30,387,441)
Total Institutional Class	29,919,023	15,359,223	81,217,868	13,080,903
Net increase (decrease) in net assets derived from capital transactions	158,893,169	43,356,360	488,500,350	(33,117,543)

TOTAL INCREASE IN NET ASSETS	250,904,541	154,293,507	759,360,928	125,821,608
NET ASSETS AT THE BEGINNING OF THE PERIOD	437,296,397	283,002,890	830,527,621	704,706,013
NET ASSETS AT THE END OF THE PERIOD	$688,200,938	$437,296,397	$1,589,888,549	$830,527,621
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$13,119	$24,550	$1,176,517	$79,950

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	VALUE FUND
	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
FROM INVESTMENT OPERATIONS:
Net investment (loss)	$(5,168,149)	$(4,052,017)
Net realized gains on investments, futures, options and translation of assets and liabilities in foreign currency	26,517,855	11,905,403
Net change in unrealized appreciation on investments, futures, options and translation of assets and liabilities in foreign currency	216,234,052	371,879,045
Net increase in net assets resulting from operations	237,583,758	379,732,431

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments
Investor Class	(1,725,121)	—
Institutional Class	(65,848)	—
Total distributions to shareholders	(1,790,969)	—

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	103,915,470	102,350,160
Dividends reinvested	1,677,931	—
Value of shares redeemed(a)	(208,031,524)	(167,310,077)
Total Investor Class	(102,438,123)	(64,959,917)
Institutional Class
Proceeds from shares issued	8,797,991	8,700,762
Dividends reinvested	63,099	—
Value of shares redeemed(a)	(24,407,272)	(8,813,023)
Total Institutional Class	(15,546,182)	(112,261)
Net (decrease) in net assets derived from capital transactions	(117,984,305)	(65,072,178)

TOTAL INCREASE IN NET ASSETS	117,808,484	314,660,253
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,225,306,863	910,646,610
NET ASSETS AT THE END OF THE PERIOD	$1,343,115,347	$1,225,306,863
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT LOSS	$(2,606,536)	$(1,917,806)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the Year Ended December 31,
Investor Class	2010	2009	2008	2007	2006

PER SHARE DATA
Net asset value, beginning of period	$24.91	$18.07	$26.48	$27.93	$25.56
Income (loss) from investment operations:
Net investment income	0.16	0.14	0.13	0.17	0.15
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	4.27	6.84	(8.41)	0.97	4.12
Total income (loss) from investment operations	4.43	6.98	(8.28)	1.14	4.27
Less distributions from:
Net investment income	(0.16)	(0.14)	(0.13)	(0.17)	(0.14)
Net realized gains on investments	—	—	—	(2.42)	(1.76)
Total distributions	(0.16)	(0.14)	(0.13)	(2.59)	(1.90)
Net asset value, end of period	$29.18	$24.91	$18.07	$26.48	$27.93
TOTAL RETURN	17.77%	38.63%	(31.23)%	4.02%	16.69%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$600,235	$390,476	$263,379	$330,841	$290,038
Percentage of expenses to average net assets	1.23%	1.27%	1.33%	1.24%	1.25%
Percentage of net investment income (loss) to average net assets	0.67%	0.62%	0.65%	0.59%	0.59%
Portfolio turnover rate(e)	51%	53%	65%	63%	51%

			For the Period From
			May 1, 2008
	For the Year Ended December 31,		(inception) to
Institutional Class(c)	2010	2009	December 31,2008

PER SHARE DATA
Net asset value, beginning of period	$24.89	$18.05	$26.20
Income (loss) from investment operations:
Net investment income	0.23	0.21	0.12
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	4.29	6.84	(8.07)
Total income (loss) from investment operations	4.52	7.05	(7.95)
Less distributions from:
Net investment income	(0.23)	(0.21)	(0.20)
Total distributions	(0.23)	(0.21)	(0.20)
Net asset value, end of period	$29.18	$24.89	$18.05
TOTAL RETURN	18.15%	39.02%	(30.28	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$87,966	$46,820	$19,623
Percentage of expenses to average net assets before waivers	0.96%	0.94%	1.29	%(b)
Percentage of expenses to average net assets after waivers	0.96%	0.94%	0.99	%(b)(d)
Percentage of net investment income to average net assets before waiver	0.96%	0.93%	1.30	%(b)
Percentage of net investment income to average net assets after waivers(d)	0.96%	0.93%	1.61	%(b)
Portfolio turnover rate(e)	51%	53%	65	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	After expense reimbursement from the Advisor.
(e)	Portfolio turnover rate is calculated at the Fund level.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the Year Ended December 31,
Investor Class	2010	2009	2008	2007		2006

PER SHARE DATA
Net asset value, beginning of period	$23.41	$18.70	$22.87	$26.78		$25.85
Income (loss) from investment operations:
Net investment income	0.12	0.15	0.16	0.46		0.16
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	6.55	4.75	(4.23)	0.94		3.38
Total income (loss) from investment operations	6.67	4.90	(4.07)	1.40		3.54
Less distributions from:
Net investment income	(0.10)	(0.19)	(0.10)	(0.42)		(0.20)
Net realized gains on investments	(0.16)	—	—	(4.89)		(2.41)
Total distributions	(0.26)	(0.19)	(0.10)	(5.31)		(2.61)
Net asset value, end of period	$29.82	$23.41	$18.70	$22.87		$26.78
TOTAL RETURN	28.50%	26.37%	(17.88)%	4.73%		13.63%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,425,625	$769,468	$674,004	$237,778		$240,308
Percentage of expenses to average net assets	1.17%	1.21%	1.27%	1.21%		1.26%
Percentage of net investment income to average net assets	0.61%	0.70%	0.88%	1.63%		0.59%
Portfolio turnover rate(e)	31%	69%	53%	107	%(f)	45%

			For the Period From
			May 1, 2008
	For the Year Ended December 31,		(inception) to
Institutional Class(c)	2010	2009	December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$23.40	$18.72	$24.58
Income (loss) from investment operations:
Net investment income	0.21	0.15	0.13
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	6.53	4.79	(5.91)
Total income (loss) from investment operations	6.74	4.94	(5.78)
Less distributions from:
Net investment income	(0.18)	(0.26)	(0.08)
Net realized gains on investments	(0.16)	—	—
Total distributions	(0.34)	(0.26)	(0.08)
Net asset value, end of period	$29.80	$23.40	$18.72
TOTAL RETURN	28.85%	26.70%	(23.60	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$164,264	$61,060	$30,702
Percentages of gross expenses to average net assets	0.86%	1.03%	1.19	%(b)
Percentages of net expenses to average net assets	0.86%	0.99%	0.99	%(b)(d)
Percentage of net investment income to average net assets before waiver	0.98%	0.88%	1.13	%(b)
Percentage of net investment income to average net assets	0.98%	0.92%	1.33	%(b)
Portfolio turnover rate(e)	31%	69%	53	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	After expense reinbursement from the Advisor.
(e)	Portfolio turnover rate is calculated at the Fund level.
(f)	The increase in the portfolio turnover rate for the year ended December 31, 2007 resulted from restructuring of the Fund’s portfolio holding due to market conditions.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the Year Ended December 31,
Investor Class	2010	2009	2008	2007	2006

PER SHARE DATA
Net asset value, beginning of period	$36.18	$25.04	$41.50	$51.21	$44.80
Income (loss) from investment operations:
Net investment (loss)	(0.03)	(0.06)	(0.25)	(0.03)	(0.03)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	7.73	11.20	(16.13)	(2.81)	12.60
Total income (loss) from investment operations	7.70	11.14	(16.38)	(2.84)	12.57
Less distributions from:
Net investment income	—	—	—	(0.14)	(0.30)
Net realized gains on investments	(0.06)	—	(0.08)	(6.73)	(5.86)
Total distributions	(0.06)	—	(0.08)	(6.87)	(6.16)
Net asset value, end of period	$43.82	$36.18	$25.04	$41.50	$51.21
TOTAL RETURN	21.28%	44.49%	(39.53)%	(5.53)%	28.02%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,293,235	$1,167,784	$870,247	$1,708,239	$2,016,244
Percentages of gross expenses to average net assets	1.14%	1.18%	1.20%	1.14%	1.12%
Percentage of expenses to average net assets (excluding dividend expense)	1.14%	1.18%	1.20%	1.14%	1.12%
Percentage of net investment income (loss) to average net assets	(0.43)%	(0.42)%	0.53%	(0.13)%	(0.20)%
Portfolio turnover rate(e)	29%	37%	60%	56%	49%

			For the Period From
			May 1, 2008
	For the Year Ended December 31,		(inception) to
Institutional Class(c)	2010	2009	December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$36.36	$25.10	$39.69
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.01	(0.06)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	7.63	11.25	(14.53)
Total income (loss) from investment operations	7.82	11.26	(14.59)
Less distributions from:
Net realized gains on investments	(0.06)	—	—
Total distributions	(0.06)	—	—
Net asset value, end of period	$44.12	$36.36	$25.10
TOTAL RETURN	21.50%	44.86%	(36.76	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$49,880	$57,522	$40,399
Percentages of gross expenses to average net assets	0.95%	0.94%	1.06	%(b)
Percentages of net expenses to average net assets	0.95%	0.94%	0.99	%(b)(d)
Percentage of net investment (loss) to average net assets before waiver	(0.26)%	(0.18)%	(0.48	)%(b)
Percentage of net investment (loss) to average net assets	(0.26)%	(0.18)%	(0.41	)%(b)
Portfolio turnover rate(e)	29%	37%	60	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	After expense reimbursement from the Advisor.
(e)	Portfolio turnover rate is calculated at the Fund level.

The accompanying Notes to Financial Statements are an integral part of these Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2010

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (collectively, the “Funds”; 100,000,000, 100,000,000, and 150,000,000 shares authorized respectively), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The Institutional Class commenced operations on May 1, 2008.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with their vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)
Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Lacking any sales, securities are valued at the latest bid price on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange or using methods determined by the Board of Directors. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 in the hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

(b)
The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)
Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and are determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During 2010, the Value Plus Fund and Value Fund utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Generally Accepted Accounting Principles (GAAP) require that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2010, the following reclassifications were made to increase (decrease) such amounts.

	ACCUMULATED UNDISTRIBUTED	ACCUMULATED UNDISTRIBUTED
	(DISTRIBUTIONS IN EXCESS OF)	NET REALIZED GAINS (LOSSES)	PAID IN
FUND	NET INVESTMENT INCOME (LOSS)	ON INVESTMENTS	CAPITAL
Select Value Fund	$(72,053)	$72,053	$0
Value Plus Fund	(719,389)	(746,586)	1,465,975
Value Fund	4,479,419	(6,689,759)	2,210,340

Total net assets are not affected by these reclassifications.

(d)
For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)
Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	At December 31, 2010, 0.87% of the Value Plus and 8.86% of the Value Funds’ net assets were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(g)
A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. As of December 31, 2010, the Funds did not hold any restricted securities.

(h)
The accompanying financial statements were prepared in conformity with generally accepted accounting principles in the United States of America (GAAP), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Fund adopted the Fair Value Statement as of the beginning of its fiscal year on January 1, 2008. Under the Fair Value Statement, various inputs are used in determining the value of the Funds’ investments.

The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities.

•
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.). Includes short term investments in time deposits, treasury bills and warrants held by the Funds.

•	Level 3 - significant unobservable inputs (including the Board of Directors and Pricing Committees own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2010:

	LEVEL 1		LEVEL 2		LEVEL 3**
	Quoted Prices		Other Significant Observable Inputs		Significant Unobservable Inputs		TOTAL
	Investments	Other Financial	Investments	Other Financial	Investments	Other Financial	Investments	Other Financial
Fund Name***	in Securities	Investments*	in Securities	Investments*	in Securities	Investments*	in Securities	Investments*
Select Value Fund
Common Stocks	$662,538,068	$—	$—	$—	$—	$—	$662,538,068	$—
Short-Term Investments	—	—	20,453,757	—	—	—	20,453,757	—
Value Plus Fund
Common Stocks	1,523,510,283	—	—	—	—	—	1,523,510,283	—
Short-Term Investments	—	—	67,908,210	—	—	—	67,908,210	—
Value Fund
Common Stocks	1,234,436,202	—	34,034,696	—	—	—	1,268,470,898	—
Warrants	7,579	—	0	—	—	—	7,579	—
Short-Term Investments	—	—	79,448,435	—	—	—	79,448,435	—
Liabilities
Options Written	—	(1,534,514)	—	—	—	—	—	(1,534,514)

*
Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls, covered puts and futures, which are valued at the unrealized appreciation/(depreciation).

**
For the year ended December 31, 2010, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

***	For detailed industry descriptions, see the accompanying Schedules of Investments.

New Accounting Pronouncement - In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of the second disclosure of this ASU will have on the Fund’s financial statement disclosures. During the year ended December 31, 2010 there were no significant transfers between Level 1 and Level 2 securities. The Funds have adopted a policy recognizing transfers between levels as of the date of the event causing the transfer.

(4)	DERIVATIVE INSTRUMENTS

The Derivatives Statement requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds adopted the Derivatives Statement in the prior reporting period. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of December 31, 2010, the Funds had no open futures positions.

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds had the following transactions in written covered call options during the year ended December 31, 2010:

	SELECT VALUE FUND		VALUE FUND
	NUMBER OF		NUMBER OF
	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Balance at December 31, 2009	11,483	$472,056	27,000	$1,172,539
Options written	1,280	66,560	232,646	9,466,555
Options expired	(9,763)	(151,896)	(178,360)	(7,373,460)
Options closed	—	—	(11,000)	(564,991)
Options exercised	(3,000)	(386,720)	(49,286)	(1,895,004)
Balance at December 31, 2010	—	$—	21,000	$805,639

	NUMBER OF	WRITTEN OPTIONS
FUND NAME	CONTRACTS	AT VALUE*
VALUE FUND
First Majestic Silver Corp., $14.00, 2/19/11 (Covered Call)	5,000	$792,014
Force Protection, Inc., $6.00, 3/19/11 (Covered Call)	10,000	400,000
Zhongpin, Inc., $22.50, 1/22/11 (Covered Call)	3,500	105,000
Zhongpin, Inc., $22.50, 3/19/11 (Covered Call)	2,500	237,500
	21,000	$1,534,514

*	Amounts reflect a liability of the Fund’s which is included on the Statements of Assets and Liabilities.

Balance Sheet - Fair Value of Derivative Instruments as of December 31, 2010:

		Select Value Fund	Value Plus Fund	Value Fund
	Balance Sheet Location	Fair Value	Fair Value	Fair Value
Liability Derivatives
Equity Contracts	Written options, at value	$–	$–	$1,534,514
		$–	$–	$1,534,514

The effect of derivatives instruments on the Statement of Operations for the year ended December 31, 2010:

		Realized Gain/(Loss)	Change in Unrealized
	Location of Gain/(Loss) On	on Derivatives	Gain/(Loss) on Derivatives
	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
SELECT VALUE FUND
Equity Contracts	Net realized gains (losses) on: Written options/Net change in unrealized appreciation (depreciation) on: Written options	$151,896	$(11,607)
		$151,896	$(11,607)

		Realized Gain/(Loss)	Change in Unrealized
	Location of Gain/(Loss) On	on Derivatives	Gain/(Loss) on Derivatives
	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
VALUE FUND
Equity Contracts	Net realized gains (losses) on: Written options/Net change in unrealized appreciation (depreciation) on: Written options	$6,961,639	$(1,126,414)
Equity Contracts	Net realized gains (losses) on: Futures contracts/Net change in unrealized appreciation (depreciation) on: Futures contracts	(939,022)	—
		$6,022,617	$(1,126,414)

* Included within the net change on unrealized appreciation on investments and foreign currency translation.

(5)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available through December 31, 2010 to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstances that Heartland Advisors, Inc. believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds rate plus 2.25%. Commitment fees are computed at a rate per annum equal to 0.15% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the year ended December 31, 2010. The agreement was amended to extend the termination date to December 31, 2011. Beginning January 1, 2011, outstanding principal amounts under the credit facility will bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. Commitment fees will be computed at a rate per annum equal to 0.15% of the Funds’ unutilized credit.

(6)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with Heartland Advisors, Inc. (the “Advisor”) to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the year ended December 31, 2010, $473,091 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion and 0.015% of the average daily net assets in excess of $1 billion. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Funds, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the year ended December 31, 2010, the advisor did not voluntarily waive expenses of the Funds. This voluntary waiver/reimbursement may be discontinued at any time.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of December 31, 2010, there were no deferred Directors’ fees.

(7)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. During the year ended December 31, 2010, the fees were $7,535, $23,059, and $4,818 for the Select Value Fund, Value Plus Fund, and Value Fund, respectively. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital”.

(8)	INVESTMENT TRANSACTIONS

During the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. securities.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$419,609,198	$277,595,465
Value Plus Fund	760,875,312	336,609,262
Value Fund	342,405,079	453,681,329

(9)	FEDERAL INCOME TAX INFORMATION

The Funds’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

The Funds adopted the provisions of Accounting for Uncertainty in Income Taxes (the “Income Tax Statement” or “ASC 740.10.25” formerly “FIN 48”) on January 1, 2008. The Income Tax Statement requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2007-2010 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

	TAX	GROSS	GROSS	NET TAX UNREALIZED
	COST OF	UNREALIZED	UNREALIZED	DEPRECIATION
FUND	INVESTMENTS	APPRECIATION	DEPRECIATION	ON INVESTMENTS
Select Value Fund	$577,995,132	$112,892,669	$(7,895,976)	$104,996,693
Value Plus Fund	1,363,991,433	285,505,609	(58,078,549)	227,427,060
Value Fund	1,118,647,404	363,112,223	(134,561,049)	228,551,174

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales, passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2010 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
Select Value Fund	$3,896,706	$—	$3,896,706
Value Plus Fund	5,377,930	8,410,468	13,788,398
Value Fund	1,790,969	—	1,790,969

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
Select Value Fund	$2,596,001	$—	$2,596,001
Value Plus Fund	6,864,064	—	6,864,064
Value Fund	—	—	—

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

	UNDISTRIBUTED	UNDISTRIBUTED			ACCUMULATED		TOTAL
	ORDINARY	LONG-TERM	ACCUMULATED	DISTRIBUTIONS	CAPITAL AND	UNREALIZED	ACCUMULATED
FUND	INCOME	CAPITAL GAINS	EARNINGS	PAYABLE	OTHER LOSSES	APPRECIATION	EARNINGS
Select Value Fund	$13,119	$—	$13,119	$—	$(4,216,362)	$104,996,693	$100,793,450
Value Plus Fund	1,176,517	10,337,709	11,514,226	—	—	227,427,060	238,941,286
Value Fund	18,934,830	—	18,934,830	—	—	228,551,174	247,486,004

At December 31, 2010, the Select Value Fund had unused capital loss carryovers which expire December 31, 2017 of $4,216,362.

The Select Value Fund and the Value Plus Fund used capital loss carry forwards of $44,204,483 and $57,129,181, respectively to offset taxable capital gains realized during the period ended December 31, 2010.

(10)	FUND SHARE TRANSACTIONS

For the year ended December 31, 2010, fund share transactions were as follows:

Investor Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	10,385,966	30,674,832	2,731,663
Reinvested distributions from net investment income & distributions from net realized gains on investments	107,809	396,983	38,230
Shares redeemed	(5,602,311)	(16,132,298)	(5,531,265)
Net increase (decrease) in Fund shares	4,891,464	14,939,517	(2,761,372)

Institutional Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	1,489,875	4,751,879	230,610
Reinvested distributions from net investment income & distributions from net realized gains on investments	19,176	52,217	1,428
Shares redeemed	(374,681)	(1,902,037)	(683,473)
Net increase (decrease) in Fund shares	1,134,370	2,902,059	(451,435)

For the year ended December 31, 2009, fund share transactions were as follows:

Investor Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	6,277,991	19,355,743	3,537,614
Reinvested distributions from net investment income & distributions from net realized gains on investments	86,720	305,602	—
Shares redeemed	(5,265,240)	(22,838,442)	(6,012,454)
Net increase (decrease) in Fund shares	1,099,471	(3,177,097)	(2,474,840)

Institutional Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	1,192,330	2,428,376	305,325
Reinvested distributions from net investment income & distributions from net realized gains on investments	13,066	35,102	—
Shares redeemed	(412,045)	(1,494,395)	(332,587)
Net increase (decrease) in Fund shares	793,351	969,083	(27,262)

(11)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Select Value, Value Plus and Value Funds; that is, the Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2010:

SELECT VALUE FUND
	SHARE BALANCE			SHARE BALANCE		REALIZED GAINS
SECURITY NAME	AT JANUARY 1, 2010	PURCHASES	SALES	AT DECEMBER 31, 2010	DIVIDENDS	(LOSSES)
First Interstate Bancsystem, Inc.	—	887,600	—	887,600	$99,855	$—
					$99,855	$—

VALUE PLUS FUND
	SHARE BALANCE			SHARE BALANCE		REALIZED GAINS
SECURITY NAME	AT JANUARY 1, 2010	PURCHASES	SALES	AT DECEMBER 31, 2010	DIVIDENDS	(LOSSES)
American Vanguard Corp.	1,500,000	938,597	—	2,438,597	$57,000	$—
Analogic Corp.	525,000	200,000	—	725,000	236,000	—
Asset Acceptance Capital Corp.	1,650,000	675,000	—	2,325,000	—	—
Berkshire Hills Bancorp, Inc.	475,000	525,000	—	1,000,000	546,096	—
CDI Corp.	700,000	575,000	—	1,275,000	529,750	—
Centerstate Banks, Inc.	—	1,750,000	—	1,750,000	43,058	—
FreightCar America, Inc.	700,000	152,800	28,000	824,800	42,000	(462,719)
Navigant Consulting, Inc.	1,500,000	1,150,000	150,000	2,500,000	—	(1,211,037)
Park Electrochemical Corp.	850,000	383,264	25,000	1,208,264	1,547,500	(125,120)
Simmons First National Corp., (Class A)	—	875,000	—	875,000	410,325	—
StellarOne Corp.	600,000	567,785	—	1,167,785	153,000	—
					$3,564,729	$(1,798,876)

VALUE FUND
	SHARE BALANCE			SHARE BALANCE		REALIZED GAINS
SECURITY NAME	AT JANUARY 1, 2010	PURCHASES	SALES	AT DECEMBER 31, 2010	DIVIDENDS	(LOSSES)
Accuray, Inc.	4,000,000	100,000	—	4,100,000	$—	$—
Agria Corp. (ADR)	4,000,000	180,630	180,630	4,000,000	—	(1,541,137)
America Service Group, Inc.	700,000	—	—	700,000	168,000	—
American Vanguard Corp.	500,000	1,500,000	—	2,000,000	27,816	—
Analogic Corp.	950,000	—	174,100	775,900	362,590	(75,719)
Analysts International Corp.(a)	2,365,000	—	1,892,000	473,000	—	—
Animal Health International, Inc.	2,300,000	—	—	2,300,000	—	—
BioScrip, Inc.	3,500,000	500,000	2,000,000	2,000,000	—	7,114,063
C&D Technologies, Inc.	2,000,000	—	2,000,000	—	—	(5,554,039)
Cambrex Corp.	1,250,000	750,000	—	2,000,000	—	—
CDC Software Corp. (ADR)	401,000	—	—	401,000	—	—
Computer Task Group, Inc.	1,500,000	—	—	1,500,000	—	—
Digirad Corp.	1,800,000	—	—	1,800,000	—	—
Duckwall-ALCO Stores, Inc.	380,400	—	—	380,400	—	—
Dynamics Research Corp.	791,047	8,953	—	800,000	—	—
EF Johnson Technologies, Inc.	2,500,000	—	2,500,000	—	—	(3,131,053)
Encore Capital Group, Inc.	1,250,000	—	250,000	1,000,000	—	2,613,563

VALUE FUND (CONTINUED)
	SHARE BALANCE			SHARE BALANCE		REALIZED GAINS
SECURITY NAME	AT JANUARY 1, 2010	PURCHASES	SALES	AT DECEMBER 31, 2010	DIVIDENDS	(LOSSES)
Federal Signal Corp.	2,069,375	1,730,625	1,300,000	2,500,000	$789,452	$(12,123,224)
FirstCity Financial Corp.	785,000	—	—	785,000	—	—
Flanders Corp.	1,501,663	980,000	—	2,481,663	—	—
Force Protection, Inc.	5,000,000	—	—	5,000,000	—	—
Hampshire Group, Ltd.	519,000	81,000	—	600,000	—	—
Hawthorn Bancshares, Inc.	120,889	106,212	1	227,100	44,698	(23)
HF Financial Corp.	325,000	25,000	—	350,000	151,875	—
Hooper Holmes, Inc.	6,500,000	934,200	1,209,200	6,225,000	—	(3,115,917)
Hudson Highland Group, Inc.	1,500,000	300,000	—	1,800,000	—	—
Intersections, Inc.	1,500,000	—	—	1,500,000	450,000	—
Inventure Foods, Inc.(b)	1,900,622	—	—	1,900,622	—	—
Lakeland Industries, Inc.	510,000	6,500	—	516,500	—	—
Lantronix, Inc.	960,309	17,248	—	977,557	—	—
LECG Corp.	2,060,000	539,000	418,729	2,180,271	—	(5,197,604)
Magnetek, Inc.	3,000,000	—	—	3,000,000	—	—
MFRI, Inc.	576,000	—	—	576,000	—	—
National Dentex Corp.	524,682	—	524,682	—	—	412,564
North Valley Bancorp(c)	—	3,166,666	2,533,333	633,333	—	—
Northwest Pipe Co.	—	500,000	—	500,000	—	—
O.I. Corp.	245,900	—	245,900	—	36,885	1,718,640
Oil-Dri Corp. of America	562,500	—	362,500	200,000	242,711	5,735,467
Osteotech, Inc.	1,502,326	—	1,502,326	—	—	2,125,165
PDI, Inc.	1,096,323	—	—	1,096,323	—	—
Perma-Fix Environmental Services, Inc.	3,237,000	763,000	—	4,000,000	—	—
Portec Rail Products, Inc.	700,000	—	700,000	—	—	1,239,582
RCM Technologies, Inc.	1,000,000	100,000	—	1,100,000	—	—
Richardson Electronics, Ltd.	1,400,000	—	488,769	911,231	83,321	1,375,911
SearchMedia Holdings, Ltd.	750,000	850,000	—	1,600,000	—	—
SRI/Surgical Express, Inc.	560,000	—	—	560,000	—	—
STAAR Surgical Co.	3,100,000	—	213,477	2,886,523	—	(33,043)
StarTek, Inc.	894,500	143,924	—	1,038,424	—	—
Supreme Industries, Inc. (Class A)	1,035,000	135,000	—	1,170,000	—	—
TBS International PLC (Class A)	400,000	600,000	605,710	394,290	—	(2,968,687)
TechTeam Global, Inc.	1,042,600	—	1,042,600	—	—	(104,440)
Tier Technologies, Inc. (Class B)	950,000	—	—	950,000	—	—
Tongxin International, Ltd.	900,000	100,000	—	1,000,000	—	—
TRC Cos., Inc.	1,750,000	—	200,109	1,549,891	—	(1,600,352)
Trinity Biotech PLC (ADR)	1,400,000	—	—	1,400,000	—	—
U.S. Silver Corp. (CAD)	18,960,000	1,980,000	1,200,000	19,740,000	—	(203,415)
U.S. Silver Corp. (Warrants)(CAD)	1,980,000	—	1,980,000	—	—	—
Westell Technologies, Inc. (Class A)	4,800,000	—	—	4,800,000	—	—
Wireless Ronin Technologies, Inc.	1,380,000	—	1,380,000	—	—	(4,806,463)
ZBB Energy Corp.	1,041,667	—	1,041,667	—	—	8,145
ZBB Energy Corp. (Warrants)	208,333	—	208,333	—	—	21
					$2,357,348	$(18,111,995)

(a)	Stock split on February 26, 2010.
(b)	Formerly The Inventure Group, Inc.
(c)	Stock split on December 28, 2010.

(12)	SUBSEQUENT EVENTS

Management has evaluated subsequent events and determined that there were no material events that would require disclosure in the Funds’ financial statements through the date of issuance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF HEARTLAND FUNDS AND SHAREHOLDERS OF SELECT VALUE FUND, VALUE PLUS FUND AND VALUE FUND:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select Value Fund, Value Plus Fund and Value Fund (three portfolios comprising Heartland Funds, hereafter referred to as the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, CO
February 17, 2011

ADDITIONAL INFORMATION
(UNAUDITED)

FEDERAL INCOME TAX INFORMATION
In early 2011, shareholders received information regarding all distributions paid to them by the Funds during the calendar year 2010. The Funds hereby designate the following amounts as long-term capital gain distributions.

FUND	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Long Term Capital Gains	$—	$9,157,054	$—

The amounts above include $746,586 of earnings and profits distributed to shareholders on redemptions for the Value Plus Fund.

For the calendar year 2010, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Qualified Dividend Income	100%	100%	100%

The Funds intend to designate the maximum amount allowed as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the fiscal year ended December 31, 2010 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Percentage	100%	100%	100%

EXPENSE EXAMPLES
As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
Heartland Select Value Fund - Investor	$1,000.00	$1,248.90	$6.92	1.22%
Heartland Select Value Fund - Institutional	1,000.00	1,250.30	5.39	0.95
Heartland Value Plus Fund - Investor	1,000.00	1,265.00	6.62	1.16
Heartland Value Plus Fund - Institutional	1,000.00	1,267.30	4.74	0.83
Heartland Value Fund - Investor	1,000.00	1,260.90	6.10	1.07
Heartland Value Fund - Institutional	1,000.00	1,261.50	5.47	0.96

(a)
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
Heartland Select Value Fund - Investor	$1,000.00	$1,019.06	$6.21	1.22%
Heartland Select Value Fund - Institutional	1,000.00	1,020.42	4.84	0.95
Heartland Value Plus Fund - Investor	1,000.00	1,019.36	5.90	1.16
Heartland Value Plus Fund - Institutional	1,000.00	1,021.02	4.23	0.83
Heartland Value Fund - Investor	1,000.00	1,019.81	5.45	1.07
Heartland Value Fund - Institutional	1,000.00	1,020.37	4.89	0.96

(a)
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

OTHER INFORMATION
A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandfunds.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS
(UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Heartland Group, Inc. (“Corporation”) and provides broad supervision over its affairs. Pursuant to the Corporation’s bylaws, the Board delegates day-to-day management of the Funds to the officers of the Corporation. The Board meets regularly to review the Funds’ investments, performance and expenses. The Board elects the officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor and each Fund’s distribution plan, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that 75% of Board members and the Chairman of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and officer of the Corporation. The mailing address of the directors and officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

INDEPENDENT DIRECTORS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board and Director	Director since 2-05; Chairman of the Board since 1-06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; Employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Vantagepoint Funds, March 2007 to present (27 mutual funds).
Dale J. Kent Date of Birth: 11/52	Director	Since 8-03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None
Michael D. Dunham Date of Birth: 7/45	Director	Since 1-04	President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Chairman of the Board, Merge Technologies, Inc., July 2006 to June 2008; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	None
Ward D. Armstrong Date of Birth: 1/54	Director	Since 2-08	Senior Vice President, Ameriprise Financial, Inc. November 1984 to May 2007; President, American Express Asset Management, from 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	None
Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2-08	Associate Dean of Undergraduate Program, University of Wisconsin-Madison, since August 2008; Associate Dean of Masters Programs, University of Wisconsin-Madison, since July 2006; Associate Professor of Finance, University of Wisconsin-Madison, since April 2004; Assistant Professor of Finance from June 2003 to April 2004; Assistant Professor, The Wharton School, from February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	3	None

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
William (“Bill”) J. Nasgovitz(3) Date of Birth: 10/44	President and Director	Since 12-84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None
David C. Fondrie Date of Birth: 7/49	Chief Executive Officer	Since 1-06
Director, Heartland Advisors, Inc., since May 2006; Director of Equity Research, Heartland Advisors, Inc., since 2000; employed by Heartland Advisors, Inc., in other capacities since 1994; President, Casino Resource Corporation, 1993 to 1994; Executive Vice President and Chief Financial Officer, Ransomes, Inc., 1987 to 1991; Senior Manager, Price Waterhouse, 1983 to 1987; employed by Price Waterhouse in other capacities, 1976 to 1983.
				N/A	N/A
Nicole J. Best Date of Birth: 9/73	Vice President, Secretary	Since 5-10
Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008.
				N/A	N/A
Paul T. Beste Date of Birth: 1/56	Vice President and Assistant Secretary	Since 9-97, Since 5-10
Secretary and Treasurer, Heartland Value Manager, LLC, since August 2000; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; Secretary, Heartland Group, Inc., November 2005 to May 2010; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008. Employed by Heartland Advisors, Inc., in other capacities since 1997.
				N/A	N/A
Vinita K. Paul Date of Birth: 8/79	Vice President and Chief Compliance Officer	Since 8-08
General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.
				N/A	N/A
Katherine M. Jaworski Date of Birth: 11/70	Treasurer and Principal Accounting Officer	Since 5-10
Vice President, Heartland Advisors, Inc., since February 2010; Investment Operations Manager of Heartland Advisors, Inc. since January 2004; Assistant Secretary, Heartland Group, Inc., November 2008 to May 2010. Employed by Heartland Advisors, Inc. in other capacities since April 1999.
				N/A	N/A

(1)
Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal. They stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)
Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with Heartland Advisors, Inc.

The standing committees of the Corporation’s Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Robert A. Rudell, Dale J. Kent, Michael D. Dunham, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee. Mr. Kent has been determined by the Board to be an audit committee financial expert.

The audit committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the audit committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The audit committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter. The audit committee had four meetings during the fiscal year ended December 31, 2010.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The nominating committee generally accepts recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter. The nominating committee did not meet during the fiscal year ended December 31, 2010.

The Funds’ Statement of Additional Information includes additional information about the directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

DEFINITIONS
(UNAUDITED)

Debt/Capitalization Ratio represents the portfolio’s long-term debt as a proportion of the capital available in the form of long-term debt, preferred stock and common stockholder’s equity.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock.

Earnings Yield is the reciprocal of the price to earnings ratio.

Free Cash Flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark. All indices are unmanaged. It is not possible to invest directly in an index.

Rolling Return is the compound annual growth rate for a series of periods as of the dates provided. It can be useful when examining returns over specific holding periods.

HEARTLAND FUNDS
AMERICA'S VALUE INVESTOR®
789 North Water Street, Milwaukee, WI 53202

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ANNUAL REPORT
HEARTLAND

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An investor should consider the Funds' investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds' prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com to download. Please read the prospectus carefully before investing. HLF2303/0811

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Heartland Funds, 789 North Water Street, Milwaukee, WI 53202, (888) 505-5180.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds $90,500 were for the fiscal year ended December 31, 2010 and $87,750 for the fiscal year ended December 31, 2009.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $0  for the fiscal year ended December 31, 2010 and $0  for the fiscal year ended December 31, 2009.

Tax Fees

(c)
The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $24,880 for the fiscal year ended December 31, 2010 and $13,500 for the fiscal year ended December 31, 2009.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $10,000  for the fiscal year ended December 31, 2010 and $9,000  for the fiscal year ended December 31, 2009.

4(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

4(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

4(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

4(g) The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were $0  for the fiscal year ended December 31, 2010 and $0 for the fiscal year ended December 31, 2009.

4(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s form N-CSR on March 1, 2010, and is incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ David C. Fondrie
David C. Fondrie
Chief Executive Officer

Date:	March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David C. Fondrie
David C. Fondrie
Chief Executive Officer

Date:	March 1, 2011

By:	/s/ Katherine M. Jaworski
Katherine M. Jaworski
Treasurer & Principal Accounting Officer

Date:	March 1, 2011